Exhibit 99

Public Service Enterprise Group

44th EEI Financial Conference

Hollywood, Florida

November 1-4, 2009

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.

Changes in federal and/or state environmental requirements that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Availability of capital and credit at reasonable pricing terms and our ability to meet cash needs.

Any inability to realize anticipated tax benefits or retain tax credits.

Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse investment performance of our decommissioning and defined benefit plan trust funds, and changes in discount rates and funding requirements.

Changes in technology and increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

Delivering Value: Today and Tomorrow    2

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

Delivering Value: Today and Tomorrow    3

PSEG Strategic Overview

Ralph Izzo
Chairman, President and Chief Executive Officer

PSEG establishing a policy leadership position …

Electric and Gas
Delivery

Leveraged Leases and
Renewable Investments

Regional
Wholesale Energy

… in promoting a sustainable energy future.

PSE&G positioned to
meet NJ’s energy policy
and economic growth
objectives with $1.7
billion investment
program.

PSEG Power’s low-cost
baseload nuclear fleet
well-positioned in
carbon constrained
environment.

PSEG Energy Holdings
 positioned to pursue
attractive renewable
    generation opportunities.

Compressed Air Energy

Storage (CAES)

Solar

Offshore wind

Delivering Value: Today and Tomorrow    5

Maintaining 2009 earnings guidance range

Operational excellence – focused on enhancing asset
performance and achieving cost efficiencies across the
enterprise

Integrated generation and portfolio management to
optimize asset-based revenues

Core business investments providing attractive returns

Sharpened business focus

Strengthened balance sheet

Attractive dividend yield

Meeting Commitments and Delivering Value

PSEG: Making decisions and achieving results…

… building a record that sets us apart.

Delivering Value: Today and Tomorrow    6

A commitment to the future …

Established a new carbon reduction target – to reduce our
2005 carbon footprint by 25% by 2025.

Implementing and expanding our three-pronged strategy for
addressing climate change:

Energy Efficiency

Renewables

Clean central station generation, including nuclear

… building on a strong history of environmental leadership.

Delivering Value: Today and Tomorrow    7

We have been active participants in re-shaping the nation’s
energy policy.

PSEG’s commitment is demonstrated by real actions:

Investing over $200 million to deliver energy efficiency

Investing over $600 million to develop solar energy,
reduce carbon and create jobs

Investing over $400 million to improve nuclear facilities
and develop clean power

Committing $100 million for an early site permit to build
new nuclear

Developing a 350 MW wind farm off the coast of southern
NJ

Strong climate policies are essential to support investment.

Delivering Value: Today and Tomorrow    8

PSEG Power

Funds from Operations / Total Debt

PSE&G

Regulatory Equity Ratio

Improvement in key credit measures …

… provides support for planned investment program.

30%

35%

40%

45%

2007

2008

2009E

40%

45%

50%

55%

2007

2008

2009E

Delivering Value: Today and Tomorrow    9

On track to meet 2009 earnings guidance…

… but, it will be difficult to meet upper-end of range.

* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
** See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2.68

$3.00 - $3.25

$3.03

YTD 2009
Operating
Earnings*:
$2.50

2007 Operating Earnings**

2008 Operating Earnings**

2009 Guidance

Delivering Value: Today and Tomorrow    10

… continues 102-year history of paying common dividends.

70%

44%

Payout
Ratio

41% - 44%

43%

66%

63%

*Indicated annual dividend rate

*

Dividends per Share

Sixth consecutive annual increase in common dividend …

$1.10

$1.12

$1.33

$1.17

$1.29

$1.14

2004

2005

2006

2007

2008

2009E

Delivering Value: Today and Tomorrow    11

Operational excellence, financial strength and disciplined investment…

… position us well in today’s market.

Operational excellence efforts support:

Reliability

Cost control

Customer value

Investing in core business initiatives at attractive risk
adjusted returns

Actively managing hedging portfolio in challenging markets

Maintaining strong balance sheet

Delivering Value: Today and Tomorrow    12

PSEG Review and Outlook

Caroline Dorsa

Executive Vice President and Chief Financial Officer

Q3 Operating Earnings by Subsidiary

$    477

(5)

25

97

$   360

2008

$   464

20

18

87

$   339

2009

Operating Earnings

Earnings per Share

  (0.01)

0.04

Enterprise

$   0.94

$   0.92

Operating Earnings*

0.05

0.04

PSEG Energy Holdings

0.19

0.17

PSE&G

$   0.71

$   0.67

PSEG Power

2008

2009

         $ millions (except EPS)

Quarter ended September 30,

* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering value: Today and Tomorrow    14

YTD Operating Earnings by Subsidiary

$    1,229

(14)

104

284

$   855

2008

$   1,264

17

58

253

$   936

2009

Operating Earnings

Earnings per Share

  (0.03)

0.03

Enterprise

$   2.41

$   2.50

Operating Earnings*

0.20

0.12

PSEG Energy Holdings

0.56

0.50

PSE&G

$   1.68

$   1.85

PSEG Power

2008

2009

         $ millions (except EPS)

Nine months ended September 30,

* See page 62 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering value: Today and Tomorrow    15

Low-cost portfolio

Regional focus in competitive, liquid

markets

Assets favorably located near

customers/load centers

Many units east of PJM

constraints

Southern NEPOOL/ Connecticut

Texas assets – low cost combined

cycle

Market knowledge and experience
to maximize the value of our assets

… with low cost plants, in good locations, within solid markets.

Power’s assets support commitments in a dynamic environment…

15%

52%

8%

24%

Fuel Diversity*

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced*

(Nine months ended September 30, 2009)

51%

15%

34%

Pumped Storage
& Oil <1%

Nuclear

Coal

Gas

Total GWh: 44,400

Total MW: 15,576

* Includes Texas

Delivering value: Today and Tomorrow    16

PSEG Power – Gross Margin Performance

Nine months ended
September 30,

$54

$64

In 2009, PJM total gross margin was sustained by lower costs to serve, including strong performance of our nuclear fleet, which offset lower overall demand

Low gas pricing resulted in gas displacing coal-fired generation

Regional Performance

$47

$67

$2,234

Gross
Margin ($M)

YTD 2009 Performance

Region

Low spark spreads, partially offset by
increase in gas-fired generation.

New York

Performance of Bridgeport Harbor
hurt by low energy prices and high
cost of coal.

New
England

Contribution to gross margin ($M) +11% versus year ago; strong nuclear production, higher contracted prices and decline in cost to serve offset 7.8% reduction in volumes and BGS customer migration.

PJM

PSEG Power Gross Margin ($/MWh)

Note: Excludes Texas

$0

$25

$50

$75

2008

2009

Delivering Value: Today and Tomorrow  17

PSEG Power – Fuel Costs

159

338

Oil & Gas

80

130

Coal

20.00

32.40

$ / MWh

13,904

15,502

Total Generation
(GWh)

278

502

Total Fuel Cost

39

34

Nuclear

Total Fossil

($ millions)

239

468

2009

2008

Quarter ended
September 30,

PSEG Power – Fuel Costs

451

959

Oil & Gas

221

331

Coal

20.30

32.40

$ / MWh

38,576

42,771

Total Generation
(GWh)

782

1,386

Total Fuel Cost

110

96

Nuclear

Total Fossil

($ millions)

672

1,290

2009

2008

Nine months ended
September 30,

Note: Excludes Texas

Delivering Value: Today and Tomorrow  18

% of capacity
$/MW-day
% of coal and nuclear output
$/MWh

Power’s hedging program provides near-term stability from
market volatility…

… while remaining open to long-term market forces.

Estimated EPS impact of
$10/MWh PJM West around
the clock price change*
(~$2/mmbtu gas change)

Contracted Capacity

Price

(right
scale)

* As of October 2009: Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market

Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.

The pricing for
most of Power’s
capacity has been
fixed through May
2013, with the
completion of
auctions in PJM
and NE.

% sold

(left

scale)

$0.40 - $0.70

$0.25 - $0.45

$0.10 - $0.20

Contracted Energy

Price
(right
scale)

% sold

(left

scale)

**

0%

25%

50%

75%

100%

2010

2011

2012

$0

$10

$20

$30

$40

$50

$60

$70

$80

$90

0%

25%

50%

75%

100%

2010

2011

2012

$0

$50

$100

$150

Delivering Value: Today and Tomorrow    19

Power’s hedging strategy secures pricing for near term output…

Sell expected nuclear and coal output forward over a two to three year horizon

Contract fuel to balance position

Buy gas as we sell output

Utilize liquid markets to manage risk

BGS annual recontracting opportunity; 3-year term mitigates volatility and monetizes basis

Source contractual needs from market on opportunistic basis

BGS at maximum tranches is approximately 40-50% of Power’s coal and nuclear output

Participation in the full requirements auctions supports margin opportunity commensurate with market risk

Extension of developed skill set supports participation in adjoining geographies within PJM

… which mitigates the impact of market movements on earnings.

Delivering Value: Today and Tomorrow    20

Hedging our generation assets to increase our gross margin opportunities…

… and reduce variability within market constraints.

PSEG Power's Generation Gross Margin

(Illustrative)

0%

10%

20%

30%

Gross Margin ($ M)

Generation at Market

Generation with Hedges

Delivering Value: Today and Tomorrow  21

Increase in Full Requirements
Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk
Premium

The BGS auction process...

Market Perspective – BGS Auction Results

… cushions the impact of volatile markets on customers.

Note: BGS prices reflect PSE&G Zone

Full Requirements

3 Year Average

Round the Clock
PJM West
Forward Energy
Price

$55.05

$65.41

~ $18

~ $21

$102.51

~ $32

$98.88

~ $41

~ $43

$111.50

~ $47

$103.72

$55.59

~ $21

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Green

$33 - $34

$36 - $37

$44 - $46

$67 - $70

$58-$60

$68 - $71

$56 - $58

*2009 RTC price was ~ $50/MWh at time of auction

2003

2004

2005

2006

2007

2008

2009*

Delivering Value: Today and Tomorrow  22

Recent market environment prompts BGS customer migration …

… while mid-term markets and rolling auctions should mitigate this impact.

Historic high prices in recent past

Recent spot market well below past years’ levels

Creates incentive for customers to migrate

Difference represents loss of a portion of margin
per MWh

$0.04/sh impact to Power in Q3 2009

Short-Term

Medium-Term

Current forward pricing points to recovery

Eliminates incentive to migrate

Smaller loss of margin per MWh

Reduces overall impact to Power

Average BGS Rate

Historical Market Price at Peak

Current Forward Market Cost

Illustrative Forward Market Cost vs. BGS Rate

Delivering Value: Today and Tomorrow  23

Major elements of BGS pricing have not varied greatly from last auction.

Other elements of BGS could have a moderate effect.

36 month RTC PJM-W Energy

Capacity

Risk premium – Market and capital risk

Market – depressed environment

Congestion

2010

2009

$149

$159

3-year average

$163

2012 / 2013

$110

$110

2011 / 2012

$174

$174

2010 / 2011

$191

2009 / 2010

BGS Auction

PS Zone RPM Prices
($/MW-day)

2010

2009

$53

$57

3-year average

$54

2012 / 2013

$53

$60

2011 / 2012

$51

$58

2010 / 2011

$52

2009 / 2010

BGS Auction

RTC PJM West ($/MWh)

0

10

20

30

40

50

60

2009

2010

0

25

50

75

100

125

150

175

2009

2010

Delivering Value: Today and Tomorrow  24

2008 Operating Earnings*
Energy
Capacity
Other Margin
Cost
2009 Guidance

Delivering Value: Today and Tomorrow

… with visible sources of value to achieve this result.

Power’s commitment in 2009 reflects continued earnings
growth …

$1,107M

$1,170 -
$1,245M

$90 – 95M

($25 – 15M)

$38– 88M

O&M (pension)

Depreciation

Interest

Other

($40 – 30M)

Power’s 2008 Operating Earnings vs 2009 Guidance

Operations

Uprates

BGS

Recontracting

Fuel

Texas

More capacity
open to auction

BGSS

Other

1

* See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Delivering Value: Today and Tomorrow  25

PSE&G’s current investment plan including the recently
approved NJ stimulus and EMP programs…

… now provides for growth in rate base of 13%.

PSE&G Rate Base

Electric Transmission

Electric Distribution

Gas Distribution

Energy Master Plan

2008

Rate Base $6.6B
Equity Ratio ~ 50%

2009

Rate Base $7.3B
Equity Ratio ~ 51%*

2010

Rate Base $8.6B
Equity Ratio ~ 51%*

2011

Rate Base $9.7B
Equity Ratio ~ 51%*

*Includes Solar Loan II, which is pending regulatory approval

34%

53%

13%

0%

33%

15%

1%

51%

31%

4%

16%

49%

28%

22%

5%

45%

Delivering Value: Today and Tomorrow  26

PSE&G Annual Projected Capital Investments
 ($Millions)

PSE&G capital spending continues to grow through base
Transmission projects…

… and new initiatives developed to meet the State’s employment and environmental goals.

0

400

800

1,200

1,600

2,000

2009

2010

2011

Base

Capital Infrastructure Stimulus

Energy Efficiency Stimulus

Solar 4 All

Solar II

Delivering Value: Today and Tomorrow  27

PSE&G regulatory strategy…

Earn authorized returns

Minimize regulatory lag

Support state energy goals

Maintain/enhance local relationships

… designed to support customer and shareholder requirements.

Delivering Value: Today and Tomorrow  28

New Jersey Electric & Gas Rate Case*

Filed:

May 29, 2009

6n6 Update:

September 25, 2009

Test Year:

2009

51.2%

Equity Ratio

11.5%

Return on Equity

*New Jersey BPU decision anticipated within 9-12 months.

$2.4 billion

$3.8 billion

Rate Base

$105.9 million

$147.0 million

Increase

Gas

Electric

Request

Includes tracking mechanisms for capital expenditures and pension costs.

 Request as of the 6n6 update

Delivering Value: Today and Tomorrow  29

$360M

$5 – 10M

$315 –

$335M

$10 - 15M

… increasing pension, depreciation and interest costs.

($45 - 40M)

($15 - 10M)

In 2009, controlling O&M helps to mitigate the effects of…

*See page 63 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

2008 Operating

Earnings*

Weather

Transmission

Pension

Depreciation,

Interest and Other

2009 Guidance

Delivering Value: Today and Tomorrow  30

PSEG Global focused on…

Renewables:

Solar:

A 2 MW DC facility was installed during 2009 and have an

additional 27 MW DC under contract for 2010 installation

for a total amount of $100M

Ongoing development and opportunity evaluation is

underway

Compressed Air Energy Storage (CAES) - Energy Storage &

Power joint venture:

Technology to optimize renewable energy sources and

power augmentation technology to improve the capacity of

combined cycle plants

Offshore Wind – Garden State Offshore Wind joint venture:

350 MW wind farm approximately 16 miles off the shore of
southern New Jersey

… identifying opportunities for renewable growth.

Delivering Value: Today and Tomorrow  31

Resources is focused on maximizing the value of its current
investment portfolio…

Net Investment in lease portfolio of $0.3B as of
September 30, 2009.

Book investment of $1.7B less deferred taxes of $1.4B.

As of September 30, 2009  the remaining tax exposure
relating to LILO/SILO leases has been reduced to
approximately $780 million including interest.

Cash on deposit with IRS of $320 million.

Recent court decision – positive development in on-going
management of lease exposure.

… while reducing the potential IRS exposure on LILO/SILO leases.

Delivering Value: Today and Tomorrow  32

PSEG Consolidated

2009E Sources and Uses

Cash Ops*
(Non-GAAP)

Shareholder
Dividend

Investment
(includes
Nuclear
Fuel)

Net Asset Sales

Internally generated cash in 2009 is expected to exceed
investment needs.

* Cash Ops (Non-GAAP) represents Cash Ops adjusted for securitization principal repayment, taxes associated with asset sales, and IRS deposits.

IRS Deposit

Net Debt
Reduction

-$0.2

$0.6

$1.4

$2.2

$3.0

Sources

Uses

Delivering Value: Today and Tomorrow  33

Our balance sheet has been strengthened …

… which provides us substantial financial flexibility.

(A) Long Term Debt (1+2+3+4) / Long Term Debt (1+2+3+4)   + Equity (5)

% Long Term Debt (A)

35%

40%

45%

50%

9/30/09

12/31/08

September 30, 2009

December 31, 2008

Long-Term Debt Due

(1)

449

$

559

$

Project level, Non Recourse Debt Due

(2)

5

286

Securitization Debt Due

194

188

Total Long-Term Debt Due Within One Year

648

1,033

Total Commercial Paper and Loans

243

19

Long-Term Debt

(3)

6,326

6,621

Project level, Non Recourse Debt

(4)

39

42

Securitization Debt

1,201

1,342

Total Long-Term Debt

7,566

8,005

Preferred Stock

80

80

Total Common Stockholders' Equity

(5)

8,685

7,771

TOTAL CAPITALIZATION

17,222

$

16,908

$

PSEG Consolidated ($Millions)

Delivering Value: Today and Tomorrow  34

Strong operations and risk controls…

… position us to meet challenges of today’s market.

Asset optimization yielding
results

7th successful BGS auction validates
hedging strategy

RPM capacity auction supports asset
values in constrained areas

Power’s dispatch profile provides
operating flexibility

PSE&G focused on reliability and
meeting energy goals

Organization focused on controlling
costs

Challenge to meet the
upper end of our $3.00 -
$3.25 per share operating
earnings guidance.

Investment focus on projects
with attractive risk-adjusted
returns

Infrastructure

Energy Efficiency

Solar

Delivering Value: Today and Tomorrow  35

Positioned for the Future

Maintaining 2009 earnings guidance range

Operational excellence – focused on
enhancing asset performance and
achieving cost efficiencies in all
businesses

Integrated generation and portfolio
management optimizing asset-based
revenues

Core business investments providing
attractive returns

Sharpened business focus

Balance sheet strengthened

Attractive dividend yield

Balanced business mix

BGS: A demonstrated mechanism for
meeting customer supply at market prices
for multi-year period

Establishing a leadership position in
energy policy – Federal and State policies
provide opportunities for growth

T&D investments providing growth with
minimal rate impact

Attractive carbon footprint

Strong financial position and cash flow
provide flexibility in volatile markets – No
need to issue equity

Meeting Commitments and
Delivering Value

PSEG – Delivering Value: Today and Tomorrow

Delivering Value: Today and Tomorrow  36

Appendix

PSEG Power

… of serving full requirement load contracts, while maintaining optionality under a variety of conditions.

Power’s assets along the dispatch curve reduce the risk…

X

X

Ancillary Revenue

X

X

X

X

Capacity Revenue

X

X

Energy Revenue

X

X

Dual Fuel

Baseload units

Load following units

Peaking units

Illustrative

Salem

Hope

Creek

Keystone

Conemaugh

Hudson 2

Linden 1,2

Burlington 8-9-11

Edison 1-2-3

Essex 10-11-12

Bergen 1

Sewaren 1-4

Hudson 1

Mercer1, 2

Bergen 2

Sewaren 6

Mercer 3

Kearny 10-11

Linden 5-8 / Essex 9

Burlington 12  / Kearny 12

Peach

Bottom

Bridgeport

New

Haven

Nuclear

Coal

Combined Cycle

Steam

Peaking

BEC

Yards

Creek

National Park

Delivering Value: Today and Tomorrow  39

Operated by PSEG Nuclear

PSEG Ownership: 100%

Technology:
        Boiling Water Reactor

Total Capacity: 1,211MW

Owned Capacity:  1,211MW

License Expiration: 2026

Filed for license
extension, August 2009

Operated by PSEG Nuclear

Ownership: PSEG - 57%,
        Exelon – 43%

Technology:

       Pressurized Water Reactor

Total Capacity: 2,345MW

Owned Capacity: 1,346MW

License Expiration: 2016 and
2020

Filed for license
extension, August 2009

Operated by Exelon

PSEG Ownership: 50%

Technology:

        Boiling Water Reactor

Total Capacity: 2,224MW

Owned Capacity: 1,112MW

License Expiration: 2033
and 2034

Hope Creek

Salem Units 1 and 2

Peach Bottom
Units 2 and 3

Our five unit nuclear fleet …

… is a critical element of Power’s success.

Delivering Value: Today and Tomorrow  40

Power’s output is sold forward…

… through full requirement contracts and other hedging transactions.

                            2010                                                          2011                                                         2012

                            2010                                                             2011                                                         2012

Nuclear

Coal

CC

Steam / Pk

Existing Hedges

Existing Loads+ Hedges

Existing Loads+ Hedges + Potential Future BGS

Total Fleet On-Peak Average MW*

Total Fleet Off-Peak Average MW*

* Includes Texas

0

2,000

4,000

6,000

8,000

10,000

12,000

0

2,000

4,000

6,000

8,000

10,000

12,000

Delivering Value: Today and Tomorrow  41

Commodity prices have been volatile…

*Average of 10 historical months and 2 forward months

… but Power’s diverse asset portfolio and hedging strategy has mitigated the effect of volatility, providing strong results.

Henry Hub NYMEX

($/MMBTU)

Western Hub RTC

($/MWh)

West Hub On Peak

($/MWh)

Central Appalachian Coal

($/Ton)

Note: Forward prices as of October 2009

$0

$20

$40

$60

$80

$100

$120

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$2

$4

$6

$8

$10

2004

2005

2006

2007

2008

2009

Fwd*

2010 Fwd

2011 Fwd

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009

Fwd*

2010

Fwd

2011

Fwd

Delivering Value: Today and Tomorrow    42

The effect of our hedging/forward sales strategy…

Power’s hedging strategy
secures pricing over a 2 - 3 year
future time horizon.

The 3 year BGS Auction period
has the effect of pulling forward
prices back.

… is to create a realized price that is a blend of prior and future pricing, moderating volatility.

*PJM West Average of 10 historical months and 2 forward months

PJM West

PS Zone vs PJM West Basis

2009 realized

price

*

$0

$20

$40

$60

$80

$100

2004

2005

2006

2007

2008

2009 Fwd

2010 Fwd

2011 Fwd

Delivering Value: Today and Tomorrow    43

Note: Forward prices as of October 2009

Spark spreads are in line with rising historical averages…

PJM Western Hub Spark Spread (On-Peak – Henry Hub * 7.5 Heat Rate)

PJM Western Hub Dark Spread (RTC – Central Appalachian Coal * 10 Heat Rate)

… but near term dark spreads have declined in response to weak demand.

-$10

$0

$10

$20

$30

$40

$50

2005

2006

2007

2008

2009

2010

2011

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007

2008

2009

2010

2011

Annual Average

Historical Monthly

Forecast

Delivering Value: Today and Tomorrow    44

MAAC
$133.37
PS-NORTH
$185.00
EMAAC
$139.73
RTO
$16.46
DPL-
SOUTH
$222.30

-
-
-

2012 / 2013 RPM Auction Results

PSEG Power’s assets are in
constrained zones, which
cleared at higher prices.

Power’s offer for 178MW of new
capacity was accepted by PJM.

Auction results reflect impact of
new transmission capability.

Delivering Value: Today and Tomorrow    45

… Power expects to see continued strong margins from PJM’s
Reliability Pricing Model.

Through the new capacity construct, and pricing at auction
prices…

$185.00

PSEG North Zone

$16.46

$110.00

$174.29

$102.04

$111.92

$40.80

Rest of Pool

$133.37

$110.00

$174.29

191.32

MAAC

$139.73

$110.00

$174.29

$191.32

$148.80

$197.67

Eastern MAAC

2012 / 2013

2011 / 2012

2010 / 2011

2009 / 2010

2008 / 2009

2007 / 2008

PJM Zones

With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in
MAAC and EMAAC, Power’s assets in congested locations received higher pricing in the 2012/2013 RPM Auction.

PJM Capacity Available to Receive Auction Pricing

0

2,000

4,000

6,000

8,000

10,000

12,000

07/08

08/09

09/10

10/11

11/12

12/13

Delivering Value: Today and Tomorrow    46

Power’s coal hedging strategy is matched up with generation…

…with hedged coal pricing aligned with coal output sold.

Anticipated Coal Cost

(Cost/MWh)

Hedged

Open

Mid $20’s

Mid $20’s

Low $40’s

Mid $40’s

To

High $30’s

Mid $40’s

Indicative
Pricing

($/MWh)

Prices lower,
moderating

Northern
Appalachian

Conemaugh

Prices lower,
moderating

Northern
Appalachian

Keystone

More limited
segment of
coal market

Metallurgical

Mercer

Flexibility after
BET in 2010

Adaro /
Domestic

Hudson

Higher price,
lower BTU,
enviro coal

Adaro

Bridgeport
Harbor

Comments

Coal Type

Station

$0

$10

$20

$30

$40

$50

2010

2011

2012

Delivering Value: Today and Tomorrow  47

Anticipated Nuclear Fuel Cost

(Cost/MWh)

Power has hedged its nuclear fuel needs through 2012…

… with increased pricing over that time horizon.

Hedged

$0

$5

$10

2010

2011

2012

Delivering Value: Today and Tomorrow  48

PSEG Texas projected EBITDA reflects …

… higher maintenance costs and market uncertainty.

Strong 2008 performance from favorable market in Spring 2008

For 2009:

Gross margin impact from new wind additions

Operations and maintenance costs approximately $15M higher in 2009 than 2007 as plants enter periods of major maintenance

Longer-term:

Continued uncertainty from wind

Positive impact from transmission build-up.

45 – 55

40 – 45%

115 – 125

17%

~4.0

2009

PSEG

Market

214

162

$186

Gross
Margin
($M)

147

47.9%

14%

9.0

2008

104

48.7%

15%

6.9

2007

$130

54.4%

16%

$6.7

2006

EBITDA*

($M)

Capacity
Factors

Reserve
Margin

Nat. Gas
Henry Hub Spot
($/mmBtu)

*Excluding Mark-to-Market Accounting effects

Delivering Value: Today and Tomorrow  49

The implementation of carbon legislation will address the critical issue of global warming…

~$12.00 - ~$14.00

100%

Total

$0.00

$0.00

0%

Nuclear

$4.80 - $3.60

$8.00

60%- 45%

Gas CC

$1.20 - $0.60

$12.00

10% - 5%

CTs

$6.00 - $10.00

$20.00

30% - 50%

Coal

Impact

$/MWh

On margin
(approximate)

Dispatch curve implication @ $20/ton*

By Fuel Type

$12.0

$18.0

$30.0

@$30

$8.0

$12.0

$20.0

@$20

$4.0

$6.0

$10.0

@$10

Price ($/MWh)

0.4

0.6

1.0

Carbon tons/MWh

CC

CTs

Coal

… and activity continues in the direction of a national program.

*For illustration purposes – potential impact of CO2 on power prices with current dispatch – not an indication of net effect on income.
**Includes Texas

PSEG Power Generation

Energy Produced**

(Nine months ended September 30, 2009)

51%

15%

34%

Pumped Storage
& Oil <1%

Nuclear

Coal

Gas

Total GWh: 44,400

Delivering Value: Today and Tomorrow  50

CO_2 (millions of short tons)

Delivering Value: Today and Tomorrow 51

The RGGI cap on CO2 emission shows that headroom exists …

… compared to historical emission levels.

Affected Sources

Fossil-fired electric generating
units with a capacity of 25MW
and larger

Targets and Timing

Three-year compliance periods
with the first running from 2009-
2011

Stabilization of CO2 emissions at
recent levels through 2015
(~188 million tons per year)

Achieve a 10% reduction of CO2
emissions below recent levels by
2019

This translates into ~13%
reduction below 1990 levels or
~35% reduction from Business
as Usual (BAU) levels by 2020

CO

  2

   Emissions vs. RGGI Cap

(Actuals through 2007)

130

140

150

160

170

180

190

200

2000

2002

2004

2006

2008

2010

2012

2014

2016

2018

RGGI Cap

Projected

Actual &

Forecast CO

2

Actual

Delivering Value: Today and Tomorrow  51

PSE&G

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
UNION
HUNTERDON
MERCER
MONMOUTH
OCEAN
BURLINGTON
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

Transmission Growth

PJM approved the $750M Susquehanna to
Roseland line in October 2007

Siting and permitting process underway

Incentives approved by FERC:

ROE: 12.93% (125 basis point adder)

100% CWIP in Rate Base

FERC approval of Sub-Transmission to
Transmission system reliability investments
represents about $340M through 2011, post-2011
~$60M per year

Other approved RTEP projects ~$250M also
contribute meaningfully to improved reliability and
earnings growth

PJM approved the Branchburg-Roseland-Hudson
line in November 2008.  PSE&G filed with FERC for
incentive ROE adder of 150 bps in this $1.1B
project; estimated in-service date of June 2013

These opportunities will require substantial deployment of capital with siting and permitting as the major challenges.

Branchburg

Roseland

Jefferson

New Freedom

Smithburg

Deans

MAPP

Hope Creek

Salem

Project

I-765

Interstate

Project

PSE&G implemented fully-forecasted formula rates with an 11.68%
base ROE, which provides attractive current return on investments.

RTEP approved; subject to siting approval

Delivering Value: Today and Tomorrow  53

17.7

Classes

Delivery

Average cents/kWh

Average $/therm

Based on tariff rates in effect in March 2009.

… produces superior value to our electric and gas customers.

Electricity

(500kWh/month bill)

BGS

Delivery

Clauses

17.7

Gas

(100 therm/month bill)

BGSS

Delivery

Clauses

1.48

Source: Rates from PSE&G, NYPSC and PAPUC

1.53

BGSS

Delivery *

Clauses

BGS***

Delivery *

Clauses

Potential
Investments**

18.2

* Includes base rate increases

** Includes NJ stimulus filing (Capital and EEE), Solar 4 All and Solar II

Potential
Investments**

*** Assumes BGS/BGSS pricing remains constant

Combining operational excellence with prices comparable to
regional competitors …

18.5

0

2

4

6

8

10

12

14

16

18

20

PSE&G

Average

2011

1.60

0.00

0.20

0.40

0.60

0.80

1.00

1.20

1.40

1.60

1.80

PSE&G

Average

2011

Delivering Value: Today and Tomorrow  54

Energy efficiency investment and savings

Investment Timeline

2009 – 2011 (18 months)

Category

Expenditure

Annual

Lifetime

Annual

Lifetime

Jobs

Residential

($ millions)

Whole House

$10

3,298

52,765

30,125

602,490

51

Multi-Family

19

6,223

99,574

56,848

1,136,960

49

9,521

152,339

86,973

1,739,450

100

Industrial & Commercial

Small Business

20

32,306

484,596

123,077

1,846,154

86

Muni/Local/State Government

25

31,878

478,170

153,846

2,307,692

107

Hospital Efficiency

68

128,640

1,929,600

1,315,337

19,730,061

292

Data Center

10

32,000

480,000

122,699

1,840,491

43

Tech Demo Sub-Program

12

18,947

284,210

192,000

2,880,000

52

Building

2

4,634

69,517

47,387

710,810

9

248,405

3,726,093

1,954,346

29,315,208

589

Admin Sales, Training, Evaluation, IT

24

TOTAL

$190

257,926

3,878,432

2,041,319

31,054,658

689

Savings (MWh)

Savings (Dtherms)

Delivering Value: Today and Tomorrow  55

PSE&G Solar 4 All Program

Neighborhood Solar (40 megawatts) - $258.4M investment

Solar panels on utility poles and street lights in neighborhoods throughout
PSE&G’s service territory.

Centralized Solar (40 megawatts) – $256.1M investment

Solar systems on PSE&G land/buildings (25 megawatts).

Solar systems on 3rd Party sites (10 megawatts).

Solar systems on sites in UEZs (5 megawatts).

BPU approved a 10% ROE on its equity capital invested (47.4% common equity in its capital structure). Return and capital structure will change when a new WACC is established in a base rate case proceeding.  Customer rate impact mitigated by benefits associated with ITC and the value of electricity and Solar Renewable Energy
Certificates (SRECs) generated by the projects

Delivering Value: Today and Tomorrow  56

PSEG

PSEG Power had substantial and growing …

… excess cash due to declining capital expenditures.

~ $525M

Excess Cash Flow

Cash Ops
excluding
changes in
working capital

Less: Investing
including Capex
of $822M and
Nuclear Fuel of
$150M

$800M - $900M

Improving Earnings
& Cash Ops

Declining Capex

Excess Cash Flow =
Potential Dividends

PSEG Power Cash Flow

2009 Capex =
$693M

vs.

Sustainability
Capex =

$200M - $225M

~ $1.3B

2008

2009

Excluding

Non-Recurring

Capex

Excess Cash

at Maintenance

Capex Levels

Delivering Value: Today and Tomorrow    58

PSE&G’s asset base is growing.

$315M - $335M

Capex
~$1,050

Dividends to the Parent are dependent on capital needs.

PSE&G Cash Flow

Cash Flow Drivers

Capital Spending

Earnings

Cash Flow from
adjustments to NI
including
Depreciation

2009

Guidance

Retained

Earnings

Capex

Financing

Other Cash

Ops

2009

Delivering Value: Today and Tomorrow    59

PSE&G’s investments in Energy Efficiency, Stimulus and Solar are conditioned upon receiving reasonable rate treatment.

Future investments are weighted towards PSE&G and growth.

Power –
Sustainability

PSE&G -
Distribution

Infrastructure

Power – BET
Environmental

PSE&G -
Transmission

PSE&G - Other

Solar 4 All

Energy Efficiency

Solar II

(Pending approval)

Power –
Growth

2009 - 2011 Capital Expenditures

$0

$500

$1,000

$1,500

$2,000

$2,500

2009

2010

2011

Delivering Value: Today and Tomorrow    60

…with most of our credit facilities extending until 2012.

We have substantial liquidity…

4.9%

Union Bank of
California

5.2%

Citibank

5.9%

BNP Paribas

6.2%

BNY Mellon

6.4%

Scotia Bank

6.6%

Wachovia/Wells

6.6%

Barclays

6.9%

Royal Bank of
Scotland

7.0%

JPMorgan Chase

10.7%

Bank of America
Merrill

% of Total
Commitment

Institution

Facility Expirations

Dec11 = $122M

Dec12 = $2.5B

$100M Bilateral expiring  March 2010

2009

2010

2011

2012

$350M Syndicated expiring in July 2011

Non-PSE&G Credit Capacity

0

500

1,000

1,500

2,000

2,500

3,000

3,500

Delivering Value: Today and Tomorrow    61

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Pro-forma Adjustments, net of tax

2009

2008

2009

2008

Earnings Impact ($ Millions)

Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity

7

$

(12)

$

1

$

(22)

$

Gain (Loss) on Mark-to-Market (MTM)

17

11

(22)

30

Lease Reserves

-

-

-

(490)

Premium on Bond Redemption

-

-

-

(1)

Total Pro-forma adjustments

24

$

(1)

$

(21)

$

(483)

$

Fully Diluted Average Shares Outstanding (in Millions)

507

508

507

509

Per Share Impact (Diluted)

Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity

0.01

$

(0.02)

$

-

$

(0.04)

$

Gain (Loss) on Mark-to-Market (MTM)

0.03

0.02

(0.05)

0.06

Lease Reserves

-

-

-

(0.96)

Premium on Bond Redemption

-

-

-

-

Total Pro-forma adjustments

0.04

$

-

$

(0.05)

$

(0.94)

$

For the Quarters Ended

For the Nine Months Ended

September 30,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

September 30,

Delivering Value: Today and Tomorrow  62

Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings

Pro-forma Adjustments, net of tax

2008

2007

Earnings Impact (in Millions)

Asset Sales and Impairments:

Impairment of PPN

(9)

$

(2)

$

Impairment of Turboven

(4)

(7)

Loss on Sale of Chilquinta and Luz del Sur

-

(23)

Premium on Bond Redemption

(1)

(28)

Total Asset Sales and Impairments

(14)

(60)

Gain (Loss) on Nuclear Decommissioning Trust (NDT)

Fund Related Activity

(71)

12

Gain on Mark-to-Market (MTM)

16

10

Lease Reserves

(490)

-

Total Pro-forma to Operating Earnings

(559)

$

(38)

$

Fully Diluted Average Shares Outstanding (in Millions)

508

509

Per Share Impact (Diluted)

Asset Sales and Impairments:

Impairment of PPN

(0.02)

$

-

$

Impairment of Turboven

(0.01)

(0.01)

Loss on Sale of Chilquinta and Luz del Sur

-

(0.05)

Premium on Bond Redemption

-

(0.06)

Total Asset Sales and Impairments

(0.03)

(0.12)

Gain (Loss) on Nuclear Decommissioning Trust (NDT)

Fund Related Activity

(0.14)

0.02

Gain on Mark-to-Market (MTM)

0.03

0.02

Lease Reserves

(0.96)

-

Total Pro-forma to Operating Earnings

(1.10)

$

(0.08)

$

For the Twelve Months Ended

December 31,

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings

(Unaudited)

Delivering Value: Today and Tomorrow  63